                                                                   EXHIBIT 99.13

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ EDDIE J. PUSTIZZI
-----------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                         Summary Of Bank And Investment Accounts    Attachment 1
                               The Delta Queen Steamboat Co.
Summary                            Case No: 01-10970 (JWV)             UNAUDITED
The Delta Queen Steamboat Co.    For Month Of January, 2003

                                                         Balances
                                              ---------------------------------    Receipts &           Bank
                                                  Opening            Closing      Disbursements      Statements        Account
Account                                       As Of 01/01/03     As Of 01/31/03     Included          Included       Reconciled
-------                                       --------------     --------------   -------------      ----------      ----------
Delta Queen Controlled Disb                             0.00           3,275.00       Yes           Yes                 Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                           183,350.85         139,057.84       Yes           Yes                 Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                                 4,043.59          58,755.98       Yes           No - Not            Yes
Hibernia                                                                                            Concentration
Account # - 812-395-289                                                                             Account

The Delta Queen Steamboat Co                      554,266.68         554,823.09       Yes           No - Not            Yes
Escrow Account - DQ/DN IDCC                                                                         Concentration
LaSalle                                                                                             Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                   27,986,143.56      27,514,570.20       Yes           No - Not            Yes
LaSalle - Investment Account                                                                        Concentration
03-9042-30-4                                                                                        Account

The Delta Queen Steamboat Co.                           0.00               0.00       No -          No -                No -
LaSalle - Wealth Management                                                           Account       Account             Account
Account # - TNE-043290                                                                Closed        Closed              Closed

The Delta Queen Steamboat Co                            0.00               0.00       No -          No -                No -
Escrow Account                                                                        Account       Account             Account
LaSalle                                                                               Closed        Closed              Closed
Account # - 62-8930-70-3

The Delta Queen Steamboat Co.                           0.00               0.00       No -          No -                No -
AmSouth                                                                               Account       Account             Account
Account # - 19356307                                                                  Closed        Closed              Closed

Delta Queen                                             0.00               0.00       No -          No -                No -
LaSalle                                                                               Account       Account             Account
Account # - 5800155771                                                                Closed        Closed              Closed

DQ Credit Card                                          0.00               0.00       No -          No -                No -
Bank One                                                                              Account       Account             Account
Account # - 552-0110062868                                                            Closed        Closed              Closed

DQ Master Cash                                          0.00               0.00       No -          No -                No -
Bank One                                                                              Account       Account             Account
Account # - 552-0110256700                                                            Closed        Closed              Closed

The Delta Queen Steamboat Co                            0.00               0.00       No -          No -                No -
Receipts                                                                              Account       Account             Account
Hibernia                                                                              Closed        Closed              Closed
Account # - 882-390-047

The Delta Queen Steamboat Co                            0.00               0.00       No -          No -                No -
Receipts                                                                              Account       Account             Account
LaSalle                                                                               Closed        Closed              Closed
Account # - 5800155839

The Delta Queen Steamboat Co                            0.00               0.00       No -          No -                No -
Escrow Account - DQ/DN - Seller Proration                                             Account       Account             Account
LaSalle                                                                               Closed        Closed              Closed
Account # - 62-9003-42-7

                             Receipts & Disbursements             Attachment 2-1
                          The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JWV)                   UNAUDITED
DQ Controlled Disb                  Hibernia
                            Controlled Disbursements
                              Account # - 542027373
                          1 January 03 - 31 January 03


Opening Balance - 1 January 03
                                               0.00

Receipts
                                         276,678.14       From The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)

                                       ------------
                                         276,678.14       Total Receipts

Disbursements

                                          (3,727.96)      To The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)
                                            (761.49)      Crew Maintenance & Medical
                                               0.00       O/S Post Petition Drydock Invoices
                                         (93,295.09)      Professional Fees
                                        (107,154.03)      SG&A - Chicago
                                          (6,763.34)      SG&A - Weston
                                         (23,482.49)      SG&A - NOLA
                                         (38,218.74)      Legal Fees P&I Claims
                                               0.00       Quarterly US Trustee Fee
                                               0.00       Replenish Petty Cash

                                       ------------

                                        (273,403.14)      TOTAL DISBURSEMENTS

Closing Balance - 31 January 03
                                           3,275.00

                             Receipts & Disbursements             Attachment 2-2
                          The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JWV)                   UNAUDITED
DQ Master Cash                      Hibernia
                                 DQ Master Cash
                              Account # - 812-395-335
                          1 January 03 - 31 January 03


Opening Balance - 1 January 03
                                       183,350.85

Receipts


                                         3,727.96         To The Delta Queen Steam Boat Co. -
                                                            Hibernia - DQSC Contr. Disb. - Account (542027373)
                                       500,000.00         From Delta Queen Steamboat CO - LaSalle
                                                            Investment Acct (#039042304)
                                        77,009.54         Refund of unexpired vessel
                                                            insurance premiums
                                     ------------
                                       580,737.50         Total Receipts

Disbursements
                                      (276,678.14)        To The Delta Queen Steam Boat Co. -
                                                            Hibernia - DQSC Contr. Disb. - Account (542027373)
                                       (24,200.00)        Postage - Logan & Company
                                          (463.48)        Hibernia National Bank - Fees
                                      (150,000.00)        To The Delta Queen Steam Boat Co Payroll Acct (812395289) - Hibernia -
                                       (25,000.00)        Professional Fees - Waveland WI-DQSC
                                      (106,317.00)        Professional Fees - Latham & Watkins
                                       (27,304.04)        Professional Fees Walsh,Monzack & Monaco
                                                          Professional Fees - Hahn & Hessen
                                       (15,067.85)        Professional Fees - Policano & Manzo
                                                          Professional Fees - AMA/Chanin

                                      (625,030.51)        Total Disbursements

Closing Balance - 31 January 03
                                       139,057.84

                             Receipts & Disbursements             Attachment 2-3
                          The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JWV)                   UNAUDITED
DQ Payroll                          Hibernia
                                   DQ Payroll
                              Account # - 812-395-289
                          1 January 03 - 31 January 03


Opening Balance - 1 January 03
                                         4,043.59

Receipts
                                       150,000.00         From The Delta Queen Steam Boat Co. -
                                                            Hibernia - DQSC Master Cash - Account (812-395-335)

                                       ----------
                                       150,000.00         Total Receipts

Disbursements

                                       (95,287.61)        Payroll - Wires & Checks

                                       ----------
                                       (95,287.61)        Total Disbursements



Closing Balance - 31 January 03
                                        58,755.98

                             Receipts & Disbursements             Attachment 2-4
                          The Delta Queen Steamboat Co.
R&D - LaSalle                 Case No: 01-10970 (JWV)                  UNAUDITED
DQ-DN IDCC Escrow                    LaSalle
                                DQ-DN IDCC Escrow
                            Account # - 62-9003-40-1
                          1 January 03 - 31 January 03


Opening Balance - 1 January 03
                                   554,266.68

Receipts
                                       556.41             Interest Income

                                   ----------
                                       556.41             Total Receipts

Disbursements
                                         0.00             Disbursement to DNPS for settlement
                                                           of passenger priority claims

                                   ----------
                                         0.00             Total Disbursements

Closing Balance - 31 January 03
                                   554,823.09

                             Receipts & Disbursements             Attachment 2-5
                          The Delta Queen Steamboat Co.
R&D - LaSalle                 Case No: 01-10970 (JWV)                  UNAUDITED
Investment                LaSalle - Investment Account
                            Account # - 03-9042-30-4
                          1 January 03 - 31 January 03


Opening Balance - 1 January 03
                                  27,986,143.56

Receipts
                                      28,426.64           Interest Earned

                                  -------------
                                      28,426.64           Total Receipts

Disbursements

                                    (500,000.00)          To Delta Queen Steamboat CO Master Cash
                                                          Hibernia # 812-395-335
                                  -------------
                                    (500,000.00)          Total Disbursements

Closing Balance - 31 January 03
                                  27,514,570.20

AMCV US SET OF BOOKS                                 Date: 12-FEB-03 15:51:08
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: JAN-03

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                       PTD-Actual
                                                       31-Jan-03
                                                       ----------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       ----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                       ----------
Total Operating Expenses                                     0.00

                                                       ----------
Gross Profit                                                 0.00

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                       ----------
Total SG&A Expenses                                          0.00

                                                       ----------
EBITDA                                                       0.00

Depreciation                                                 0.00

                                                       ----------
Operating Income                                             0.00

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                             (52,194.20)
Reorganization expenses                                      0.00
                                                       ----------
Total Other Expense/(Income)                            52,194.20

                                                       ----------
Net Pretax Income/(Loss)                               (52,194.20)

Income Tax Expense                                           0.00

                                                       ----------
Net Income/(Loss)                                      (52,194.20)
                                                       ==========

AMCV US SET OF BOOKS                                    Date: 12-FEB-03 15:59:04
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: JAN-03

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                            YTD-Actual                   YTD-Actual
                                             31-Jan-03                   22-Oct-01
                                            ----------                   ----------
ASSETS

Cash and Equivalent                         27,712,384.02                2,494,983.63

Restricted Cash                                554,823.09                        0.00

Accounts Receivable                             12,000.00                        0.00

Inventories                                          0.00                  840,779.06

Prepaid Expenses                                     0.00                   13,147.33

Other Current Assets                                 0.00                        0.00

                                          ---------------             ---------------
Total Current Assets                        28,279,207.11                3,348,910.02


Fixed Assets                                         0.00                8,202,345.75

Accumulated Depreciation                             0.00               (5,195,800.16)

                                          ---------------             ---------------
Net Fixed Assets                                     0.00                3,006,545.59


Net Goodwill                                         0.00                        0.00

Intercompany Due To/From                    13,278,584.15               37,437,552.28

Net Deferred Financing Fees                          0.00                    5,434.15

Net Investment in Subsidiaries             (88,358,474.26)              33,999,708.26

                                          ---------------             ---------------
Total Other Assets                         (75,079,890.11)              71,442,694.69

                                          ---------------             ---------------
Total Assets                               (46,800,683.00)              77,798,150.30
                                          ===============             ===============

AMCV US SET OF BOOKS                                    Date: 12-FEB-03 15:59:04
BALANCE SHEET - ATTACHMENT 5                            Page:  2
Current Period: JAN-03

currency USD
Company=20 (DELTA QUEEN STEAM CO)


                                            YTD-Actual                   YTD-Actual
                                             31-Jan-03                   22-Oct-01
                                            ----------                   ----------
LIABILITIES

Accounts Payable                                     0.00                        0.00

Accrued Liabilities                             32,181.62                        0.00

Deposits                                             0.00                        0.00

                                          ---------------             ---------------
Total Current Liabilities                       32,181.62                        0.00


Long Term Debt                                       0.00                        0.00

Other Long Term Liabilities                          0.00                9,993,779.93

                                          ---------------             ---------------
Total Liabilities                               32,181.62                9,993,779.93


Liabilities Subject to Compromise              577,835.68                  577,835.68


OWNER'S EQUITY

Common Stock                                     1,000.00                    1,000.00

Add'l Paid In Capital                       33,564,332.71               33,564,332.71

Current Net Income (Loss)                      (52,194.20)              (2,866,520.92)

Retained Earnings                          (80,923,838.81)              36,527,722.90

                                          ---------------             ---------------
Total Owner's Equity                       (47,410,700.30)              67,226,534.69

                                          ---------------             ---------------
Total Liabilities & Equity                 (46,800,683.00)              77,798,150.30
                                          ===============             ===============

The Delta Queen Steamboat Co.               ATTACHMENT 6          01-10970 (JWV)
                            Summary List of Due To/Due From Accounts
                             For the Month Ended January 31, 2003

                                             CASE         BEGINNING                                           ENDING
AFFILIATE NAME                              NUMBER         BALANCE            DEBITS        CREDITS           BALANCE
American Classic Voyages Co.               01-10954      (6,204,670.44)             --             --      (6,204,670.44)
AMCV Cruise Operations, Inc.               01-10967     104,066,642.75      560,163.87     151,547.46     104,475,259.16
Great AQ Steamboat, L.L.C                  01-10960     (38,683,644.53)       1,088.00             --     (38,682,556.53)
Great Pacific NW Cruise Line, L.L.C        01-10977      (8,346,079.92)             --             --      (8,346,079.92)
Great River Cruise Line, L.L.C             01-10963     (10,506,769.28)      15,894.54             --     (10,490,874.74)
Great Ocean Cruise Line, L.L.C             01-10959     (17,249,244.86)      15,140.47         860.00     (17,234,964.39)
Cruise America Travel, Incorporated        01-10966             212.13              --             --             212.13
Delta Queen Coastal Voyages, L.L.C         01-10964        (880,428.81)      20,931.19             --        (859,497.62)
Cape Cod Light, L.L.C                      01-10962      (1,404,059.37)             --             --      (1,404,059.37)
Cape May Light, L.L.C                      01-10961      (8,431,118.53)             --             --      (8,431,118.53)
Project America, Inc.                      N/A           (2,934,348.03)             --             --      (2,934,348.03)
Oceanic Ship Co.                           N/A             (136,810.43)             --             --        (136,810.43)
Project America Ship I, Inc.               N/A              255,723.41              --             --         255,723.41
Project America Ship II, Inc.              N/A             (142,646.25)             --             --        (142,646.25)
Ocean Development Co.                      01-10972       2,214,633.49              --             --       2,214,633.49
Great Hawaiian Cruise Line, Inc.           01-10975          (7,057.02)             --             --          (7,057.02)
Great Hawaiian Properties Corporation      01-10971       1,247,073.77              --             --       1,247,073.77
American Hawaii Properties Corporation     01-10976          43,550.29              --             --          43,550.29
Great Independence Ship Co.                01-10969         (83,084.83)             --             --         (83,084.83)
CAT II, Inc.                               01-10968            (100.00)             --             --            (100.00)
                                                        --------------      ----------    -----------     --------------
                                                         12,817,773.54      613,218.07     152,407.46      13,278,584.15
                                                        ==============      ==========    ===========     ==============

THE DELTA QUEEN STEAMBOAT CO.                             CASE #: 01-10970 (JWV)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                    0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS       TOTAL
Delaware North                                                                     12,000.00     12,000.00
American Express Credit Card Processor                                                                0.00
Discover Credit Card Processor                                                                        0.00
Diners Credit Card Processor                                                                          0.00
Travel Agents                                                                                         0.00
Crew Member                                                                                           0.00

                                             ----          ----          ----      ---------     ---------
Total                                        0.00          0.00          0.00      12,000.00     12,000.00
                                             ====          ====          ====      =========     =========


                                                                  ATTACHMENT # 7

                        The Delta Queen Steamboat Company
                                 01-10970 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Accounts receivable represent monies due from the Purchaser. During October, a majority of the receivable balance was collected. Receipt of the remaining balance is awaiting transfer of title documentation.